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                                                             EXHIBIT 21

                       SUBSIDIARIES OF REGISTRANT

Mueller International Sales Corporation, a Foreign Sales Corporation, was organized December 18, 1984, and incorporated under the laws of the Virgin Islands of the United States, and became active in 1985. This is a wholly owned subsidiary and its accounts have been included in the consolidated financial statements filed herein.

Mueller Transportation, Inc., a Missouri Corporation, was incorporated on October 15, 1996. This is a wholly owned subsidiary that was inac-tive during 1996.


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